SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004


                          Chesterfield Financial Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-32589                  36-4441126
 ---------------------------      -------------------        -------------------
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)




       Registrant's telephone number, including area code: (773) 239-6000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On September 30, 2004, the Company issued a press release announcing that its proposed merger with MAF Bancorp, Inc. has been approved at a special meeting of stockholders held this date. The press release is included as Exhibit 99 to this report.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits
          -------------------------------------------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.


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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                CHESTERFIELD FINANCIAL CORP.

Date:  September 30, 2004                           by:  /s/ Michael E. DeHaan
                                                       -------------------------
                                                    Michael E. DeHaan, President
                                                    and Chief Executive Officer


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


                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

     Exhibit 99   Press Release of Chesterfield Financial Corp.





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